Exhibit 99.2

 South Plains Financial  Earnings Presentation  Second Quarter, 2021  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

Today's Speakers



Curtis C. Griffith
Chairman & Chief Executive Officer

- Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979
- Elected Chairman of the First State Bank of Morton board in 1984
- Chairman of the Board of City Bank and the Company since 1993



Cory T. Newsom
President

- Entire banking career with the Company focused on lending and operations
- Appointed President and Chief Executive Officer of the Bank in 2008
- Joined the Board in 2008



Steven B. Crockett
Chief Financial Officer & Treasurer

- Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas
- Appointed Chief Financial Officer in 2015
- Controller of the Bank and the Company for 14 and 5 years respectively



Brent A. Bates
City Bank's Chief Credit Officer

- Joined City Bank in February 2020
- Previously served as Division Credit Officer for Simmons First National Corp
- Previously served as EVP and Chief Credit Officer of Southwest Bancorp, Inc.

South Plains Financial, Inc.
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Second Quarter 2021 Highlights

Parent company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX

One of the largest independent banks headquartered in West Texas

$3.7 Billion in Total Assets as of June 30, 2021



Santa Fe
Albuquerque
New Mexico
Ruidoso
El Paso
Lubbock
Midland
Odessa
Ft. Worth
Dallas
Texas
Bryan / College Station
Austin
San Antonio
Houston
City Bank Branch Locations

Source: Company documents

NASDAQ: SPFI 2Q'21 Highlights

- ✓ Net income of $13.7 million, compared to $15.2 million in 1Q'21 and $5.6 million in 2Q'20
- ✓ Diluted earnings per share of $0.74, compared to $0.82 in 1Q'21 and $0.31 in 2Q'20
- ✓ Pre-tax, pre-provision income of $15.1 million, compared to $19.0 million in 1Q'21 and $20.1 million in 2Q'20
- ✓ Average cost of deposits declined to 27 bps, compared to 29 bps in 1Q'21 and 39 bps in 2Q'20
- ✓ Provision for loan loss of $(2.0) million, compared to $89 thousand in 1Q'21 and $13.1 million in 2Q'20
- ✓ Nonperforming assets to total assets were 0.37%, compared to 0.42% at 3/31/21 and 0.33% at 6/30/20
- ✓ Net interest margin of 3.42%, compared to 3.52% in 1Q'21 and 3.79% in 2Q'20
- ✓ Efficiency ratio was 70.52%, compared to 65.76% in 1Q'21 and 63.28% in 2Q'20
- ✓ Tangible book value per share of $20.43, compared to $19.28 at 3/31/21 and $17.06 at 6/30/20
- ✓ Return on average assets (annualized) of 1.46%, compared to 1.66% in 1Q'21 and 0.64% in 2Q'20

Note: Pre-tax, pre-provision income and tangible book value per share are a non-GAAP measures. See appendix for the reconciliation to GAAP

South Plains Financial, Inc.
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 Loan Portfolio    5  2Q’21 Highlights  Total loans increased by $60.8 million compared to 1Q’21, primarily due to:$120.1 million in organic net growth; Partially offset by a net decrease of $59.3 million in Paycheck Protection Program (“PPP”) loansStrategic initiative underway to grow SPFI’s banking team by more than 30% over two years with a focus on Dallas and Houston2Q’21 loan yield of 4.91%; a decrease of 2 bps compared to 1Q’21, excluding PPP loans  Total Loans Held for Investment$ in Millions  Source: Company documents

 Loan Portfolio    6  Portfolio Composition        Loan Portfolio ($ in millions)     6/30/21  Commercial C&D  $   100.6  Residential C&D      195.1   CRE Owner/Occ.    240.5  Other CRE Non Owner/Occ.      428.0   Multi-Family      90.0   C&I      284.0   Agriculture      177.2   1-4 Family      375.3   Auto      230.5   Other Consumer      68.1   PPP      114.2            Total  $  2,303.5   Source: Company documents  PPP loans totaled $114.2 million at 6/30/21; includes $13.9 million in 2Q’21 advancesActive pandemic loan modifications were 1.6%, or $36.6 million, of total loans at 6/30/21:Decrease from 2.1%, or $46.9 million, at 3/31/21Approximately 96% of these modifications are in the hotel industry  2Q’21 Highlights

 Mortgage Banking Overview  7  Mortgage Banking Activity$ in Millions  2Q’21 Highlights  $61 million decrease in interest rate lock commitments at 6/30/21 compared to 6/30/20$56.9 million decrease in mortgage loan originations in 2Q’21 compared to 1Q’21Mortgage servicing rights asset valuation – a negative adjustment of $351 thousand in 2Q’21, compared to a positive adjustment of $1.3 million in 1Q’21  Source: Company documents

 Noninterest Income    8  Noninterest Income$ in Millions  2Q’21 Highlights  Noninterest income of $22.3 million, compared to $24.9 million in 2Q’20, primarily due to:a decline in mortgage banking activities revenuePartially offset by growth in bank card services and interchange revenue and other noninterest income itemsRevenue from mortgage banking activities of $13.7 million, compared to $18.0 million in 2Q’20  Source: Company documents

 Diversified Revenue Stream  Six Months Ended June 30, 2021    9  Total Revenues$107.9 million  Noninterest Income$48.8 million    Source: Company documents

 Net Interest Income and Margin    10  Net Interest Income & Margin$ in Millions  2Q’21 Highlights  Net interest income of $29.6 million, compared to $30.4 million in 2Q’20. The decline was a result of:Decrease of 9 bps in loan ratesInterest expense for $50 million of subordinated notes issued in 3Q’20 Partially offset by a decrease of 16 bps in the cost of interest-bearing deposits2Q’21 net interest margin (“NIM”) of 3.42% - decrease of 10 bps compared to 1Q’21:Excess liquidity - $130 million growth in average deposits negatively affected NIM approximately 12 bps   Source: Company documents

 Deposit Portfolio  11  Total Deposits$ in Millions  2Q’21 Highlights  Total Deposits of $3.16 billion at 2Q’21, an increase of $2.9 million from 1Q’21Period end balances were flatDeposit balances peaked in mid-JuneCost of interest-bearing deposits declined in 2Q’21 to 40 bps from 56 bps in 2Q’20Noninterest-bearing deposits represented 31.6% of deposits in 2Q’21, compared to 30.5% in 1Q’21 and 31.9% in 2Q’20  Source: Company documents

 Credit Quality    12  2Q’21 Highlights  Credit Quality Ratios  Negative provision for loan loss of $2.0 million in 2Q’21 as the result of general improvements in the economy, a decline in loans actively under a modification, and a decrease in nonperforming loansTotal classified loans decreased $4 million in 2Q’21 as compared to 1Q’21Allowance for Loan Losses (“ALLL”) to Loans Held for Investment (“HFI”) was 1.87% at 6/30/21  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

Select Loan Industry Concentration Detail

As of June 30, 2021

Hospitality

- Total operating hospitality loans of $121 million*
- $20 million in hotels under construction, with unfunded commitments of $4 million
- 86% of balances are to limited service hotels
- 40% of operating hospitality classified; 1% is nonaccrual; < 2.7% are 30 days or more past due
- ALLL on operating hospitality is 8.6x%*

* Does not include loans reported in construction and development

Hotels by Geography



Other, 11%
El Paso, 28%
Dallas / Ft. Worth, 23%
Permian, 20%
Amarillo, 11%
Lubbock, 7%

Direct Energy

- Total direct energy loans of $78 million
- 93% support services, 7% upstream
- Nearly 100% are located in Permian and Palo Duro Basins
- 7% of energy sector classified
- ALLL on energy sector is 3.5%

Energy Support Services by Type



Real Estate Secured, 25%
Other, 12%
Waste Water, 3%
Compression, 40%
Exploration, 3%
Production, 17%

Source: Company documents

South Plains Financial, Inc.
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Investment Securities    14  2Q’21 Highlights  Investment Securities totaled $777.6 million at 2Q’21, the fair value of securities increased $10.6 million due to market conditions from 1Q’21All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  2Q’21 Securities Composition  $777.6million  Securities & Cash$ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  15  Noninterest Expense$ in Millions  2Q’21 Highlights  Noninterest expense for 2Q’21 increased from 2Q’20 primarily due to:Primarily driven by a $1.8 million increase in personnel expense, including a rise of $1.4 million in higher commissions paid on mortgage loan originations and in salary and other personnel expenses to support mortgage activitiesManagement continues to focus on reducing fixed expenses to drive improved profitability     Source: Company documents

 Balance Sheet Highlights$ in Millions  Balance Sheet Growth and Development    16  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Strong Capital Base    17  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

 Appendix  18

 Non-GAAP Financial Measures    19    As of and for the quarter ended                               June 30,2021       March 31,2021       December 31,2020       September 30,2020       June 30,2020    Efficiency Ratio                                            Noninterest expense  $  36,778     $  37,057     $  36,504     $  35,993     $  35,207                                           Net interest income  $  29,593     $  29,544     $   30,365     $   31,273     $   30,448  Tax equivalent yield adjustment     309        312        336        322        290  Noninterest income     22,250        26,500        26,172        31,660        24,896  Total income  $   52,152     $   56,356     $   56,873     $   63,255     $   55,634                                            Efficiency ratio     70.52%      65.76%      64.19%      56.90%      63.28%                                           Noninterest expense  $  36,778     $  37,057     $  36,504     $  35,993     $  35,207  Less:  net loss on sale of securities     -        -        -        -        -  Adjusted noninterest expense     36,778        37,057        36,504        35,993        35,207                                           Total income  $   52,152     $   56,356     $   56,873     $   63,255     $   55,634  Less:  net gain on sale of securities     -        -        -        -        -  Adjusted total income  $   52,152     $   56,356     $   56,873     $   63,255     $   53,634                                           Adjusted efficiency ratio     70.52%        65.76%        64.19%        56.90%        63.28%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  13,650     $  15,160     $  15,924     $  16,731     $  5,615  Income tax expense     3,422        3,738        3,968        4,147        1,389  Provision for loan losses     (2,007)        89        141        6,062        13,133                                           Pre-tax, pre-provision income  $  15,065     $  18,987      $  20,033     $  26,940     $  20,137  Source: Company documents

 Non-GAAP Financial Measures    20    As of and for the quarter ended                               June 30,2021       March 31,2021       December 31,2020       September 30,2020      June 30,2020    Tangible common equity                                           Total common stockholders' equity  $  394,254     $  374,671     $  370,048     $  352,568    $  336,534  Less:  goodwill and other intangibles     (26,226)        (26,648)        (27,070)        (27,502)       (28,414)                                           Tangible common equity  $  368,028     $  348,023     $  342,978     $  325,066    $  308,120                                           Tangible assets                                        Total assets  $  3,714,354     $  3,732,894     $  3,599,160     $  3,542,666    $  3,584,532  Less:  goodwill and other intangibles     (26,226)        (26,648)        (27,070)        (27,502)       (28,414)                                           Tangible assets  $  3,688,128     $  3,706,246     $  3,572,090     $  3,515,164    $  3,556,118                                           Shares outstanding     18,014,398        18,053,229        18,076,364        18,059,174       18,059,174                                           Total stockholders' equity to total assets     10.61%        10.04%        10.28%        9.95%       9.39%  Tangible common equity to tangible assets     9.98%        9.39%        9.60%        9.25%       8.66%  Book value per share  $  21.89     $  20.75     $  20.47     $  19.52    $  18.64  Tangible book value per share  $  20.43     $  19.28     $  18.97     $  18.00    $  17.06  Unaudited$ in Thousands  Source: Company documents